                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [X] Definitive proxy statement

     [ ] Definitive additional materials

     [ ] Soliciting material pursuant to Rule 14a-12

                               County Bank Corp.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of filing fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

--------------------------------------------------------------------------------

     (2) Form, schedule or registration statement no.:

--------------------------------------------------------------------------------

     (3) Filing party:

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     (4) Date filed:

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
                                    NOTICE OF
                         ANNUAL MEETING OF STOCKHOLDERS
                               AND PROXY STATEMENT



                                 APRIL 20, 2001


                                   [CBC LOGO]


                                COUNTY BANK CORP

                                COUNTY BANK CORP
                            83 WEST NEPESSING STREET
                             LAPEER, MICHIGAN 48446

                            NOTICE OF ANNUAL MEETING
                                 OF STOCKHOLDERS

                     TO THE STOCKHOLDERS OF COUNTY BANK CORP

Notice is hereby given that the Annual Meeting of Stockholders of County Bank Corp (the Corporation) will be held at the Lapeer Country Club, 3786 Hunt Road, Lapeer, Michigan on Friday, April 20, 2001 at 3:00 p.m. for the following purposes:

    1. To elect the following three (3) directors to comprise Class I of the Board of Directors, to serve a three (3) year term to expire at the Annual Meeting of Stockholders in 2004: Curt Carter, Dr. Ernest W. Lefever and Charles E. Schiedegger.

    2. To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

Only those stockholders of record at the close of business February 28, 2001 shall be entitled to notice of and to vote at said meeting or any adjournment thereof.

You are cordially invited to attend the meeting in person. However, if you are unable to be present, please execute and return promptly the enclosed proxy which is solicited by the Board of Directors. The proxy is revocable and will not affect your right to vote in person if you attend the meeting. If you are unable to attend the meeting but desire to revoke your proxy, please contact Laird Kellie, Secretary of the Corporation, prior to the date of the meeting.

Immediately following the meeting, wine and hors d'oeuvres will be served. I welcome and encourage your attendance.

By Order of the Board of Directors
CURT CARTER
President and Chief Executive Officer

Dated March 30, 2001

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                                COUNTY BANK CORP
                                LAPEER, MICHIGAN

                                 MARCH 30, 2001

This Proxy Statement is furnished to the stockholders of County Bank Corp (the Corporation) in connection with the solicitation, by the Board of Directors of the Corporation, of proxies to be used in voting at the Annual Meeting of Stockholders to be held on April 20, 2001 at 3:00 p.m., at the Lapeer Country Club, 3786 Hunt Road, Lapeer, Michigan. Solicitation of proxies is being made by mail or telephone by employees of the Corporation's subsidiary, Lapeer County Bank & Trust Co. (the Bank), and all costs will be at the Corporation's expense.

Stockholders of record at the close of business on February 28, 2001 will be entitled to vote. Each share is entitled to one vote on each matter to be voted on at the meeting. On the record date, there were 3,000,000 shares authorized and 1,186,472 shares of common stock, $5.00 par value, outstanding and entitled to vote. This stock constitutes the only voting securities of the Corporation. Beneficial ownership in excess of five percent (5%) of the common stock, as of the record date is as follows:

Richard E. Calvert                                 85,984 shares of common stock
7784 E. Shore Road
Traverse City, Michigan 49686                                              7.25%

                              ELECTION OF DIRECTORS

Pursuant to the terms of the Articles of Incorporation of the Corporation, the Board of Directors is divided into three (3) classes, designated as Class I, Class II and Class III, with each class consisting of approximately one-third of the total number of directors as fixed from time to time by the Board of Directors. The current number of members of the Board of Directors, as fixed by the directors, is nine (9). The directors serve staggered three-year terms, so that directors of only one class are elected at each Annual Meeting of Stockholders. At the forthcoming annual meeting, the stockholders will be asked to elect three (3) directors to serve in Class I of the Board of Directors.

Nominees for election at the forthcoming Annual Meeting are Curt Carter, Dr. Ernest W. Lefever and Charles E. Schiedegger, all of whom are present directors of the Corporation. Nominations other than those made by or on behalf of management must be made in accordance with Article III of the Corporation's Bylaws requiring that advance notice and certain biographical information regarding the proposed nominee be given to the Corporation. If elected, the nominees will serve a three (3) year term, which shall expire at the Annual Meeting of Stockholders in 2004, and until their successors are duly elected and shall have qualified.

The persons named in the enclosed form of proxy will vote the proxy in accordance with the choice specified. If no choice is specified, it is the intention of the persons named in the enclosed form of proxy to elect the three nominees named below.

                           INFORMATION AS TO NOMINEES

The names of the nominees for election as directors in Class I, together with specific information about the nominees, are as follows:

                                                                           COUNTY BANK
                                                            DIRECTOR       CORP SHARES
                                 PRINCIPAL                   SINCE             OWNED
                               OCCUPATION FOR             (INCLUDING       BENEFICIALLY*          % OF
NAME AND AGE                 PAST FIVE (5) YEARS          SUBSIDIARY)         2-28-01          OUTSTANDING
------------                 -------------------          -----------         -------          -----------
Curt Carter                  President & CEO                  1979               7,772             .66
390 Myers Road               County Bank Corp and
Lapeer, MI       48446       Lapeer County Bank &
Age: 57                      Trust Co.

Ernest W. Lefever, DPM       Doctor of Podiatry               1996                 800             .07
2016 Lakeview Drive
Lapeer, MI       48446
Age: 54

Charles E. Schiedegger       President and Chief              1991              10,926             .92
2848 Galway Bay Drive        Operating Officer
Metamora, MI     48455       Metamora Products
Age: 60                      Corporation

                            INFORMATION AS TO DIRECTORS WHOSE TERMS OF OFFICE
                              WILL CONTINUE AFTER THE 2001 ANNUAL MEETING

CLASS II (TERM EXPIRES 2002)

David H. Bush, O.D.          Doctor of Optometry              1987              46,300            3.90
1099 Pinetree
Lapeer, MI 48446
Age: 50

Patrick A. Cronin            Agent                            1993               2,454             .21
286 W. Coulter Road          State Farm Insurance
Lapeer, MI 48446
Age: 47

James F. Harrington          President                        1998              19,987            1.68
3151 Oakwood Road            H & H Tool, Inc.
Oxford, MI 48370-1015        An automotive parts
Age: 59                      manufacturer

CLASS III (TERM EXPIRES 2003)

Michael H. Blazo             President                        1987              20,012            1.69
1427 Tanglewood              Kirk Construction Co.
Lapeer, MI 48446
Age: 53

Thomas K. Butterfield        Partner
1597 Peppermill Road         Taylor, Butterfield, Riseman,    1978              29,400            2.48
Lapeer, MI 48446             Clark, Howell & Churchill, P.C.
Age: 58                      Attorneys at Law

Timothy Oesch                President                        1993               3,782             .32
1043 N. Madison              Nolin, Oesch, Sieting
Lapeer, MI 48446             & Macksoud, P.C.
Age: 50                      Certified Public Accountants

*Included in the shares set forth in the table above are shares owned by nominee or director, his wife, minor children, certain other family members, controlled corporations or similar business enterprises, and shares over which the nominee or director has full or share voting control and power of disposition.

Executive Officers and Directors, as a group, own 142,033 shares or 11.97% of the total outstanding shares of common stock of the Corporation as of February 28, 2001.

             COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

As the bulk of the assets of County Bank Corp are held in the single subsidiary, Lapeer County Bank & Trust Co., the Corporation utilizes the committees of the Bank. The Board of Directors of County Bank Corp met four times during 2000.

Lapeer County Bank & Trust Co. (the Bank) held fifteen meetings of its Board of Directors, of which twelve were regularly scheduled meetings and three were special meetings. No director of the Bank or the Corporation attended less than 75% of the regularly scheduled and special meetings of the Corporation or the Bank in 2000. Currently, members of the Board of Directors of the Corporation also serve on the Board of Directors of the Bank, the Corporation's wholly owned subsidiary.

The Bank currently has the following committees of its Board of Directors: trust, loan and review, audit, compensation, insurance, investment, capital, business development and nominating. The audit committee consists of Messrs. Oesch, Chairman; Schiedegger, Cronin and Blazo. Their function is to oversee the work assigned to Plante & Moran, LLP, the Bank's external auditors and the internal audit staff. The committee met four times during 2000. The compensation committee consists of Messrs. Butterfield, Chairman; Bush, Cronin and Carter. The function of this committee is to review salaries and benefits of the Bank's officers and employees. The committee met one time during 2000. The nominating committee consists of Messrs. Butterfield, Schiedegger, Blazo and Carter. The function of this committee is to review candidates for the Board of Directors of the Corporation and the Bank. The committee did not meet in 2000.

                       REMUNERATION OF DIRECTORS AND OFFICERS

The Corporation does not currently pay fees to its directors. The Bank pays fees to each of its directors at the rate of $500 per board meeting. Additionally, committee members are paid a fee of $150 for each committee meeting attended.

The Corporation does not currently compensate any of its officers, and has no employees. Its wholly owned subsidiary, Lapeer County Bank & Trust Co., separately compensates its officers, who include the same individuals as the executive officers of the Corporation.

The following table summarizes compensation paid to the Chief Executive Officer and the four most highly compensated executive officers other than the Chief Executive Officer whose annual compensation exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

                                                            ANNUAL                          ALL
                                                         COMPENSATION:                     OTHER
NAME                              YEAR              SALARY              BONUS           COMPENSATION
----                              ----              ------              -----           ------------
Curt Carter                       2000              $166,563            $13,700           $29,501(1)
President, Chief                  1999              $156,763            $15,000           $26,026(2)
Executive Officer                 1998              $152,690            $15,000           $25,913(3)
Bruce Cady                        2000              $107,957            $10,000           $21,210(4)
Senior Vice President             1999              $ 28,953            $ 4,000           $    --

(1) Includes a $29,471 contribution to the Bank's profit sharing plan and a $30 matching employer contribution to a 401(k) plan.

(2) Includes a $25,514 contribution to the Bank's profit sharing plan and a $399 matching employer contribution to a 401(k) plan.

(3) Includes a $24,513 contribution to the Bank's profit sharing plan and a $688 matching employer contribution to a 401(k) plan.

(4) Includes a $19,945 contribution to the Bank's profit sharing plan and a $1,265 matching employer contribution to a 401(k) plan.

                      REPORT OF THE COMPENSATION COMMITTEE

The Corporation does not currently compensate any of its officers and has no employees. Its wholly owned subsidiary, Lapeer County Bank & Trust Co. separately compensates its officers, who include the same individuals as the executive officers of the Corporation.

The Compensation committee (the "Committee") consists of three directors who are not employed by the Corporation or the Bank and are not eligible to participate in any of the Corporation's benefit plans, and the President and Chief Executive Officer of the Corporation. The committee submits the following report.

Overview and Philosophy

The Committee, pursuant to authority delegated by the Board of Directors of the Corporation, is responsible for determining compensation and benefit systems for officers of the Bank. The Committee determines the annual salaries and other compensation for officers based upon recommendations from the Bank's President and Chief Executive Officer, as well as information from the Bank's human resources department and independent outside consultants. With respect to the compensation of the Bank's President and Chief Executive Officer, in addition to the utilization of the Bank's human resources department and independent outside consultants, the other members of the Board of Directors may provide input and recommendations.

The Committee's determinations relating to executive compensation are intended to align the financial interests of the officers with the long-term interests of the Corporation's shareholders, and attract and retain high performing officers to lead the Corporation to greater levels of profitability.

The compensation package structured for the Bank's officers has two components. Base compensation (including salary, profit sharing, welfare benefits, and perquisites) and cash awards under a bonus plan for performance during the year.

Base Compensation

Base compensation for the Bank's officers has been established at competitive levels based upon information available to the Committee relating to compensation for corresponding positions at similarly situated financial institutions. Officer salaries are evaluated on a periodic basis utilizing information from independent outside consultants, the Bank's human resources department, and input from the Bank's President and Chief Executive Officer. The Committee also takes into account individual performance, experience and unique contributions or needs for certain expertise required by the Bank when determining the actual base salary for each executive officer.

Base Compensation of the Chief Executive Officer

The committee reviewed Mr. Carter's performance for 2000 in December of that year and awarded him a 5 % merit increase effective January 1, 2001. In support of the increase the committee first noted that the Corporation achieved record earnings in 2000 while continuing to maintain strong credit quality.

Bonus Plan

All of the Bank's employees that were employed prior to September participated in a cash bonus plan. The cash bonus plan is designed to motivate the Bank's employees to achieve goals based on net earnings of the Bank. The dollar amount of the cash bonus was recommended by the President and Chief Executive Officer of the Bank in December of 2000 based on the Bank's earnings and growth. The Committee, based on the recommendations of the President and Chief Executive Officer with input from the Bank's human resource department, establishes each officer's bonus. The cash bonus was funded at $153,080.

Chief Executive Officer's Award

Mr. Carter received a bonus of $13,700.00 for 2000 under the cash bonus plan. The Committee reviewed the performance of the Bank against the targeted goals. The Bank posted record earnings in 2000 but only slightly higher than the previous year's record earnings.

THE COMPENSATION COMMITTEE
Thomas K. Butterfield, Chairman                        Patrick Cronin
David H. Bush                                          Curt Carter


                     COMPENSATION COMMITTEE AND TRANSACTIONS
                            WITH DIRECTORS & OFFICERS

Compensation Committee Interlocks and Insider Participation

Mr. Curt Carter, the Corporation's President and Chief Executive Officer served on the Bank's compensation committee, which is responsible for compensation matters (see Report of Compensation Committee). He did not participate in any decisions regarding his own compensation as an Executive Officer.

The Compensation Committee Chairman, Mr. Thomas K. Butterfield, is a partner in the law firm of Taylor, Butterfield, Riseman, Clark, Howell, & Churchill, P.C., which rendered legal services to the Corporation's wholly owned subsidiary, Lapeer County Bank & Trust Co. during 2000. Lapeer County Bank & Trust Co. plans to employ this firm for legal services in 2001.

Other Transactions with Officers and Directors

Some of the directors and officers of the Corporation and the companies with which they are associated were customers of and had banking transactions with the Bank in the ordinary course of the Bank's business during 2000. All loans included in such transactions were made on the same terms and conditions as those prevailing at the time for other borrowers, and in the opinion of the management of the Bank, did not involve more than a normal risk of collectibility. On December 31, 2000, loans approximating $3,599,000, which is equal to 13.5% of stockholders' equity, were outstanding to directors, officers and their associated companies.
                                        6

During 2000 the Bank paid legal fees in the amount of $45,231 to the firm of Taylor, Butterfield, Riseman, Clark, Howell & Churchill, P.C., of which Mr. Butterfield is a partner. The Bank expects to receive legal services from that firm during 2001.

                          REPORT OF THE AUDIT COMMITTEE

The Audit Committee of County Bank Corp's Board of Directors (the "Committee") is composed of four directors and operates under a written charter adopted by the Board of Directors (Appendix A). The members of the Committee, each of whom is independent as defined by the National Association of Securities Dealers' listing Standards, are Timothy Oesch, Michael Blazo, Charles Schiedegger and Patrick Cronin. The Committee recommends to the Board of Directors the selection of the Corporation's independent accountants.

Management is responsible for the Corporation's internal controls and the financial reporting process. The independent accountants are responsible for performing an independent audit of the Corporation's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Committee's responsibility is to monitor and oversee processes.

In this context, the Committee has met and held discussions with management and the independent accountants. Management represented to the Committee that the Corporation's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61 (communication with Audit Committees).

The Corporation's independent accountants also provided to the Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Committee discussed with the independent accountants that firm's independence. The Committee has considered whether the provision of non-audit services by the independent accountants to the Corporation and its subsidiaries is compatible with maintaining the independence of the independent accountants.

Based upon the committee's discussion with management and the independent accountants and the Committee's review of the representation of management and the report of the independent accountants to the Committee, the Committee recommended that the Board of Directors include the audited consolidated financial statements in the Corporation's Annual Report on Form 10-K for the year ended December 31, 2000 filed with the Securities and Exchange Commission.

THE AUDIT COMMITTEE

Timothy Oesch, Chairman        Michael Blazo
Charles Schiedegger            Patrick Cronin

                  SECTION 16(A) BENEFICIAL OWNERSHIP COMPLIANCE

Section 16(a) of the Securities and Exchange Act of 1934 requires the Corporation's officers, directors, and persons who own more than ten percent of a registered class of the Corporation's equity securities to file reports of ownership and changes of ownership with the Securities and Exchange Commission. Officers and directors and greater than ten percent shareholders are required by SEC regulation to furnish the Corporation with copies of all Section 16(a) forms that they file.

Based solely on review of the copies of such forms furnished to the Corporation or written representations that no Form 5s were required, the Corporation believes that all Section 16(a) filing requirements applicable to officers and directors were complied with, except for the late reporting of single transactions on a Form 4 by each of Mr. Harrington, Mr. Lefever and Mr. Cady, and a late reporting on a Form 3 by Mr. Cady. The Corporation has no shareholders who are ten percent beneficial owners.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

The financial statements of the Corporation were reported on by Plante & Moran, LLP, a firm of independent public accountants. Their opinion appears in the 2000 Annual Report of the Corporation.

Plante & Moran, LLP received $43,425 in fees for audit services and $20,000 in fees for non-audit services during 2000 for a compensation study. A representative of Plante & Moran, LLP will be present at the Annual Meeting and will be available to answer questions asked by the stockholders and will be offered an opportunity to make a statement.

                               SHAREHOLDER RETURN

Set forth below is a graph which summarizes the cumulative return experienced by the Corporation's shareholders over the past five years compared with the S&P 500 Index and the S&P Major Regional Banks index. The presentation assumes that the value of the investment in the Corporation's common stock and each index was $100 on January 1, 1996 and that all dividends were reinvested.

                            CUMULATIVE TOTAL RETURNS

                                  [LINE GRAPH]

                                 1996      1997     1998     1999     2000
County Bank Corp          100    145       189      279      294      317
S&P 500                   100    123       164      211      255      232
S&P Major Regional Banks  100    137       205      227      195      249

                                  OTHER MATTERS

The Board of Directors knows of no other matters which are to be brought before the Annual Meeting. However, if any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.

A shareholder of the Corporation may obtain a copy of the Annual Report on Form 10-K for the fiscal year ended December 31, 2000 without charge by submitting a written request to the following address:

Attention: Mr. Joseph Black, Treasurer
County Bank Corp
PO Box 250
Lapeer, MI 48446-0250

                              STOCKHOLDER PROPOSALS

The deadline for stockholders to submit proposals to be considered for inclusion in management's proxy, for next year's Annual Meeting of Stockholders, is December 31, 2001. Proposals should be sent by certified mail, return receipt requested to Laird A. Kellie, Secretary, County Bank Corp, 83 W. Nepessing Street, PO Box 250, Lapeer, Michigan 48446.

Curt Carter
President and
Chief Executive Officer

                                  ATTACHMENT A
                            AUDIT COMMITTEE CHARTER

                                   COMPOSITION

There shall be a committee of the Board of Directors (the "Board") to be known as the audit committee which shall have at least three (3) members, comprised solely of independent directors, as such term is defined in Rule 4200(a)(15) of the National Association of Securities Dealers' ("NASD") listing standards.

Each member of the audit committee shall be able to read and understand fundamental financial statements, including the company's balance sheet, income statement and cash flow statement or will become able to do so within a reasonable period of time after his or her appointment to the audit committee. In addition, at least one member of the audit committee shall have past employment experience in finance or accounting, requisite professional certification in accounting or any other comparable experience or background which results in the individuals's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

The Board shall elect or appoint a chair of the audit committee who will have authority to act on behalf of the audit committee between meetings.

                                RESPONSIBILITIES

         The responsibilities of the audit committee are as follows:

            l Ensure its receipt from the outside auditor of a formal written statement, delineating all relationships between the outside auditor and the company consistent with the Independence Standards Board Standard No. 1.

            l Actively engage in a dialogue with the outside auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the outside auditor and be responsible for taking, or recommending that the Board take, appropriate action to oversee the independence of the outside auditor.

            l In view of the outside auditors's ultimate accountability to the Board and the audit committee, as representatives of the shareholders, the audit committee, acting together with the Board, has the ultimate authority and responsibility to select, evaluate, and, where appropriate, replace the outside auditor (or nominate an outside auditor for shareholder approval in any proxy statement).

            l Review with the outside auditor, the company's internal auditor (if any), and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the company, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable.

            l Consider, in consultation with the outside auditor and management of the company, the audit scope and procedures.

            l Review the financial statements contained in the annual report to shareholders with management and the outside auditor to determine that the outside auditor is satisfied with the disclosure and content of the financial statements to be presented to the shareholders.

            l Meet with the internal auditor, outside auditor or management privately to discuss any matters that the audit committee, the internal auditor the outside auditor or management believe should be discussed privately with the audit committee.

            l Review and reassess the adequacy of the committee's charter annually.

            l Make such recommendations to the Board on such matters, within the scope of its functions, as may come to its attention and which in its discretion warrant consideration by the Board.

                                   LIMITATIONS

The audit committee is responsible for the duties set forth in this charter but is not responsible for either the preparation of the financial statements or the auditing of the financial statements. Management has the responsibility for preparing the financial statements and implementing internal controls and the independent accountants have the responsibility for auditing the financial statements and monitoring the effectiveness of the internal controls. The review of the financial statements by the audit committee is not of the same quality as the audit performed by the independent accountants. In carrying out its responsibilities, the audit committee believes its policies and procedures should remain flexible in order to best react to a changing environment.

                                COUNTY BANK CORP
                         PROXY FOR 2001 ANNUAL MEETING

The undersigned stockholder of County Bank Corp hereby appoints Curt Carter and/or Laird Kellie or _______________________________ as proxies with full power of substitution to vote all of the capital stock of County Bank Corp, Lapeer, Michigan, registered in the name of the undersigned at the close of business on February 28, 2001 at the Annual Meeting of Stockholders of County Bank Corp, Lapeer, Michigan, to be held at 3:00 p.m., Friday, April 20, 2001 at the Lapeer Country Club, 3786 Hunt Road, Lapeer, Michigan.

1.  To elect the following nominees to the Board of Directors:

Class I Directors (Term expires 2004):        Curt Carter         Ernest W. Lefever, DPM       Charles E. Schiedegger
                   FOR (  )                             WITHHOLD  (  )              AGAINST (   )

(NOTE: Withhold authority to vote for a nominee by placing his name on the line below:)

             ---------------------------------------------------------

2. To transact such other business as may properly come before the meeting or any adjournment thereof:

This proxy confers authority to vote "FOR" each proposition listed above unless "AGAINST," or "WITHHOLD" is indicated. If any other business is presented at the meeting, this proxy shall be voted in accordance with the judgment and recommendations of the Board of Directors. All shares represented by properly executed proxies will be voted as directed.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES. This proxy is solicited on behalf of the Board of Directors and may be revoked prior to its exercise by either written notice or personally at the meeting or by a subsequently dated proxy.

DATED                 NUMBER OF SHARES
       -------------                   -----------------        ------------------------------

                                                                ------------------------------
                                                                Signature(s) of Stockholder(s)

                                                                (All joint owners must sign.
                                                                When signing as Attorney,
                                                                Executor, Administrator,
                                                                Trustee, or Guardian, please
                                                                give full title.

                                                                If more than one Trustee, ALL
                                                                should sign.)

                                                                PLEASE SIGN AND RETURN
                                                                IMMEDIATELY IN THE ENCLOSED
                                                                ENVELOPE.

